UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 29, 2016

Gramercy Property Trust
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35933	56-2466617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

521 Fifth Avenue, 30th Floor, New York, New York, 10175
(Address of Principal Executive Offices) (Zip Code)

(212) 297-1000
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2016 Long-Term Incentive Program
On September 29, 2016, the Board of Trustees (the “Board”) of Gramercy Property Trust (the “Company”) approved a performance-based long-term incentive program under the Company’s 2016 Equity Incentive Plan, and made 2016 Long-Term Incentive Program awards to certain executives for the three-year performance period commencing July 1, 2016 (the “2016 LTIP”). As approved by the Board and the Compensation Committee of the Board (the “Compensation Committee”), awards under the 2016 LTIP may be granted as: (i) performance-vested limited partnership units (“LTIP Units”) issued by GPT Operating Partnership LP, the Company’s operating partnership (the “Operating Partnership”), under an LTIP Unit Award Agreement (“LTIP Unit Awards”), (ii) performance-vested restricted share units (“RSUs”) under an LTIP Restricted Share Unit Award Agreement (“LTIP RSU Awards”), or (iii) time-vested restricted common shares of beneficial interest (“RSAs”) under an LTIP Restricted Share Award Agreement (“LTIP RSA Awards”), or as a combination of two or more of such awards.
LTIP Unit Awards and LTIP RSU Awards will be earned based on the achievement of two performance-based hurdles. A portion of the LTIP Unit Awards and the LTIP RSU Awards (the “Relative TSR Awards”) will be subject to a performance-based hurdle based on the Company’s total shareholder return (“TSR”) relative to the TSR of other companies that are included in the MSCI US REIT Index during the performance period (“Relative TSR”) and a portion of the LTIP Unit Awards and RSU Awards (the “Absolute TSR Awards”) will be subject to a performance-based hurdle based on the Company’s absolute TSR (“Absolute TSR”). Both performance-based vesting hurdles are measured over a performance period from July 1, 2016 through June 30, 2019 (or earlier in certain circumstances as described below). The below tables set forth the performance-based hurdles and the number of LTIP Units or RSUs that will be earned (as a percentage of the target amount) based on the achievement of these hurdles:

Award	Relative TSR Performance Hurdles
Relative TSR LTIP Units and RSUs	Relative TSR Achieved	Percentage of Relative TSR LTIP Units or RSUs Earned (as a Percentage of Target)
	Below 33rd percentile	0% (Below Threshold)
	33rd percentile	50% (Threshold)
	55th percentile	100% (Target)
	80th percentile or greater	200% (Maximum)

Award	Absolute TSR Performance Hurdles
Absolute TSR LTIP Units and RSUs	Absolute TSR Achieved	Percentage of Absolute TSR LTIP Units or RSUs Earned (as a Percentage of Target)
	Less than 4.5%	0% (Below Threshold)
	4.5%	50% (Threshold)
	7.0%	100% (Target)
	12.0% or higher	200% (Maximum)

In the event that the Company’s TSR falls between two hurdles, the percentage of LTIP Units or RSUs earned will be based on linear interpolation between the amounts set forth above.
Any LTIP Units or RSUs earned under the 2016 LTIP will remain subject to time-based vesting, with 50% of any LTIP Units or RSUs earned vesting on June 30, 2019 and the remaining 50% vesting on June 30, 2020 subject, in each case, to continued employment through the vesting date.
With respect to LTIP Unit Awards and LTIP RSU Awards, upon the occurrence of a Change-in-Control at any time prior to the end of the performance period, the performance period will be shortened to end on the date of such Change-in-Control, and performance will be measured based upon performance through the date of the Change-in-Control. In the event of a Change-in-Control, the time-based vesting conditions will continue to apply. If a grantee’s employment is terminated by the Company without Cause, by the grantee for Good Reason (if applicable), upon the grantee’s retirement (defined as voluntary termination by an employee over 55 years old who has worked for the Company for at least 10 continuous years and provides the Company with six months’ notice of the retirement date), or upon the grantee’s death or disability prior to the end of the performance period, then performance will be measured as of the date of such termination and a pro rated portion of the LTIP Units or RSUs earned, if any, will vest based on the portion of the performance period that the grantee remained employed. If a grantee is terminated upon such circumstances after the end of the performance period (including, for example, such a termination occurring after a Change-in-

Control), all of the grantee’s unvested LTIP Units or RSUs that had been previously earned will vest as of the date of termination. The terms Cause, Good Reason and Change-in-Control are specifically defined (or referenced) in the LTIP Unit Award Agreement or the LTIP Restricted Share Unit Award Agreement, as applicable.
Upon the determination of the number of LTIP Units or RSUs earned, the Company will pay the grantee the cash equal to the per share amount of all distributions declared with respect to the Company’s common shares since July 1, 2016 for each LTIP Unit or RSU earned minus, in the case of LTIP Units, the amount of any distributions the grantee has received from the Operating Partnership with respect to such LTIP Units. Prior to the determination of the number of LTIP Units earned, the Operating Partnership will make regular (but not special or extraordinary) distributions with respect to each LTIP Unit in an amount equal to 10% of the amount of distributions declared with respect to the Company’s common shares.
LTIP RSA Awards are subject to four-year time-based vesting, with 25% of RSAs vesting on each of June 30, 2017, 2018 2019 and 2020 subject, in each case, to continued employment through the vesting date. During the period before RSAs vest (the “Restricted Period”), the grantee will receive any cash distribution on, and may vote, the common shares subject to the unvested portion of the LTIP RSA Award.
With respect to an LTIP RSA Award, if a grantee’s employment is terminated by the Company without Cause (other than with or within 18 months after a Change-in-Control), by the grantee for Good Reason (if applicable), or upon the grantee’s death or disability prior to the end of the Restriction Period, then then the Restriction Period will end 30 days after the date of such termination with respect to any RSAs with respect to which the Restriction Period would have ended within 12 months after the date of such termination if the grantee had remained employed through such date and such RSAs will vest 30 days after such date. If a grantee’s employment is terminated without Cause in connection with or within 18 months after a Change-in-Control, then the Restriction Period shall end 30 days after the date of such termination with respect to all unvested RSAs that remain outstanding and such RSAs will vest 30 days after the date of such termination. The terms Cause, Good Reason and Change-in-Control are specifically defined (or referenced) in the LTIP Restricted Share Award Agreement.
The foregoing description is qualified in its entirety by reference to the form of LTIP Unit Award Agreement, the form of LTIP Restricted Share Unit Award Agreement and the form of LTIP Restricted Share Award Agreement, which are filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, to this Form 8-K and incorporated herein by reference.

2016 LTIP Unit Awards

On September 29, 2016, Gordon F. DuGan, Chief Executive Officer of the Company, and Benjamin P. Harris, President of the Company, were granted LTIP Unit Awards under the 2016 LTIP in the amounts set forth below. The LTIP Unit Awards are 100% performance-based over a three-year performance period commencing July 1, 2016, as described above. Any LTIP Units earned under the 2016 LTIP will remain subject to vesting, with 50% of any LTIP Units earned vesting on June 30, 2019 and the remaining 50% vesting on June 30, 2020 based, in each case, on continued employment through the vesting date. The Board and Compensation Committee established July 1, 2016 as the commencement of the 2016 LTIP performance period because it was the first day after the conclusion of the four-year performance measurement period under 2012 Outperformance Plan adopted in connection with the hiring of Messrs. DuGan and Harris.

Name	Relative TSR LTIP Units			Absolute TSR LTIP Units
	Threshold	Target	Maximum	Threshold	Target	Maximum
Gordon F. Dugan	47,814	95,628	191,256	71,918	143,836	287,672
Benjamin P. Harris	38,707	77,413	154,826	58,219	116,438	232,846

Item 8.01    Other Events.

Prior to and in order to facilitate the LTIP Unit Awards under the 2016 LTIP, on September 29, 2016, the Operating Partnership entered into the First Amendment to the Fourth Amended and Restated Agreement of Limited Partnership of the Operating Partnership. The First Amendment updates sections related to calculating allocations and distributions for an LTIP Unit. The LTIP Units are a class of partnership units that are intended to qualify as “profits interests” in the Operating Partnership for federal income tax purposes. Subject to certain conditions, including vesting, at the election of the holder, each vested LTIP Unit is convertible into one Class A limited partnership unit (“OP Unit”). Each OP Unit (including the OP Units underlying the LTIP Units) will be redeemable at the election of the OP Unit holder for either: (i) cash equal to the then fair market value of one share of the Company’s common shares; or (ii) at the option of the Company in its capacity as general partner of the Operating Partnership, one share of the Company’s common shares.

The foregoing description is qualified in its entirety by reference to the First Amendment to the Fourth Amended and Restated Agreement of Limited Partnership of the Operating Partnership, which is filed as Exhibit 10.4 to this Form 8-K and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits
Exhibit No.

10.1	Form of LTIP Unit Award Agreement.

10.2	Form of LTIP Restricted Share Unit Award Agreement.

10.3	Form of LTIP Restricted Share Award Agreement.

10.4	First Amendment to the Fourth Amended and Restated Agreement of Limited Partnership of GPT Operating Partnership LP, dated as of September 29, 2016.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAMERCY PROPERTY TRUST

By:	/s/ Jon W. Clark
Jon W. Clark
Chief Financial Officer

Date: October 5, 2016

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of LTIP Unit Award Agreement.
10.2	Form of LTIP Restricted Share Unit Award Agreement.
10.3	Form of LTIP Restricted Share Award Agreement.
10.4	First Amendment to the Fourth Amended and Restated Agreement of Limited Partnership of GPT Operating Partnership LP, dated as of September 29, 2016.